SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 23: - SUBSEQUENT EVENTS

1.	On March 13, 2025 Casterra Ag Ltd. incorporated a Kenyan wholly own subsidiary, Casterra Kenya Limited, which is expected to conduct a production, sales and marketing activities in Kenya.

2.
During January 2024 Casterra Ag Ltd. initiated legal proceedings in Zambia against the service provider for the recovery of approximately $1,000, paid as pre-payment for the services, which were not provided to date (see also Note 14). On March 4, 2025, Casterra Ag Ltd. and the service provider entered into a consent judgment, pursuant to which the service provider will repay its debt to Casterra Ag Ltd. in several installments by way of cash and in kind. On March 6, 2025 the service provider has paid Casterra Ag Ltd. $250, in accordance with the terms of the consent judgement.